                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     October 26, 2001


COMMISSION FILE NUMBER      REGISTRANT, STATE OF           I.R.S. EMPLOYER
                            INCORPORATION, ADDRESS         IDENTIFICATION NUMBER
                            AND TELEPHONE NUMBER
1-13895                     Conectiv                       51-0377417
                            (a Delaware Corporation)
                            800 King Street
                            P. O. Box 231
                            Wilmington, Delaware 19899
                            Telephone: (302) 429-3114
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ITEM 5. OTHER EVENTS

THIRD QUARTER AND YEAR-TO-DATE 2001 EARNINGS ANNOUNCEMENT

      Conectiv has announced its third quarter and year-to-date 2001 earnings, as set forth in the press release attached as Exhibit 99 hereto.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Conectiv



                                    By:  /s/ John C. van Roden
                                       ---------------------------------
                                         John C. van Roden
                                         Senior Vice President &
                                         Chief Financial Officer


Date:  October 29, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.
-----------
99             Press release dated October 26, 2001, distributed in connection with the announcement of Conectiv's third quarter and
               year-to-date 2001 earnings


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